UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2023

BEACON ROOFING SUPPLY, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50924	36-4173371
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
505 Huntmar Park Drive, Suite 300, Herndon, VA 20170
(Address of Principal Executive Offices) (Zip Code)
(571) 323-3939
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Common Stock, $0.01 par value	BECN	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On November 2, 2023, Beacon Roofing Supply, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2023 (the "Original Release"), and furnished a copy thereof pursuant to a Current Report on Form 8-K (the "Original 8-K"). The Company has issued a corrected press release (the "Corrected Release"), which is furnished as Exhibit 99.1 hereby, and is filing this report to amend and correct the Original 8-K.
The Corrected Release has been updated to reflect the following adjustments to the financial statements and information: (i) net income (loss) attributable to common stockholders in the consolidated statements of operations was corrected to $321.1 million for the nine months ended September 30, 2022, and (ii) payment of debt issuance costs of $6.6 million was included within financing activities in the consolidated statements of cash flows for the nine months ended September 30, 2023. Other than as described above, there are no changes to the financial statements and information contained in the Original Release.

Item 2.02    Results of Operations and Financial Condition
On November 3, 2023, the Company issued the Corrected Release providing information regarding earnings for the quarter ended September 30, 2023. A copy of the Corrected Release is attached hereto as Exhibit 99.1 to this Form 8-K.
The information including Exhibit 99.1 in Item 2.02 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit Index
Exhibit Number	Description
99.1	Beacon Roofing Supply, Inc. press release dated November 2, 2023 (as corrected November 3, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ROOFING SUPPLY, INC.

Date: November 3, 2023	By:	/s/ FRANK A. LONEGRO
Frank A. Lonegro
Executive Vice President & Chief Financial Officer